Exhibit 4.1

NUMBER ERC eclipse RESOURCES SHARES Eclipse Resources Corporation INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 27890G 10 0 THIS CERTIFIES THAT IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.01 PER SHARE, OF ECLIPSE RESOURCES CORPORATION transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers. Dated: COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N A. Transfer Agent and Registrar By Authorized Officer CHRISTOPHER K. HULBURT, SECRETARY BENJAMIN W. HULBURT, PRESIDENT AMERICAN BANK NOTE COMPANY

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common TEN ENT —as tenants by the entireties JT TEN —as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT — .Custodian .(Cust) (Minor) under Uniform Gifts to Minors Act . (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares represented by the within Certificate, and does hereby irrevocably constitute and appoint , attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.